Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

          The undersigned executive officers of Kentucky First Federal Bancorp (the “Registrant”) hereby certify that this Annual Report on Form 10-K for the year ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

	By:	/s/ Tony D. Whitaker

	Name:	Tony D. Whitaker
	Title:	Chief Executive Officer and Chairman

	By:	/s/ R. Clay Hulette

	Name:	R. Clay Hulette
	Title:	Vice President, Chief Financial Officer and Treasurer

Date: September 28, 2006